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                                                                      Exhibit 23

                    Consent of Independent Public Accountant
                    ----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 6, 1996 included in Rally's Hamburgers, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



Louisville, Kentucky                                        ARTHUR ANDERSEN LLP
September 3, 1996